UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2020, Frank Mullen, Vice President and Controller and principal accounting officer of Ryder System, Inc. (the “Company”) notified the Company that he is resigning from the Company effective September 15, 2020 to accept a chief accounting officer position with another public company. Mr. Mullen’s decision is not the result of any disagreement with the Company regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments.

Effective as of August 20, 2020, Ms. Cristina Gallo-Aquino, age 46, will assume Mr. Mullen’s responsibilities as the Controller and principal accounting officer. Mr. Mullen will remain with the Company through September 15, 2020, to assist the Company with the transition. Ms. Gallo-Aquino joined the Company in 2004 and has held various positions within the Company's Finance and Corporate Accounting departments. Most recently, she served as the Company’s Vice President and Chief Financial Officer of the Company’s Fleet Management Solutions business since August 2015. Prior to this role, she served as the Company’s Vice President and Controller and principal accounting officer from September 2010 through August 2015. Ms. Gallo-Aquino holds a Bachelor of Science in Accounting and a Master’s in Business Administration and is a Certified Public Accountant.

In connection with her appointment as Senior Vice President, Controller and principal accounting officer, the Company’s Compensation Committee approved the following compensation arrangements for Ms. Gallo-Aquino: (i) an annual base salary of $370,000 and (ii) a one-time award of 7,500 restricted shares that will cliff-vest after three years subject to continued employment. Ms. Gallo-Aquino is also eligible for future awards under the Company’s Annual Incentive Plan and Long-Term Incentive Plan administered by the Board.

There is no arrangement or understanding between Ms. Gallo-Aquino and any other person pursuant to which Ms. Gallo-Aquino was appointed as Senior Vice President, Controller and principal accounting officer. There are no family relationships between Ms. Gallo-Aquino and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Ms. Gallo-Aquino that are reportable pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2020	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Scott T. Parker
Scott T. Parker Executive Vice President, Chief Financial Officer